Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Presstek Announces Preliminary Revenue Results for Fourth Quarter
-- Confirms guidance and expects record DI equipment sales --

HUDSON, N.H., Jan. 18 /PRNewswire-FirstCall/ -- Presstek, Inc. (Nasdaq: PRST), a leading manufacturer and marketer of high tech digital imaging solutions for the graphic arts and laser imaging markets, today announced estimated revenue results for the quarter-ended December 30, 2006. All figures for the quarter are preliminary and unaudited.

Consolidated revenue for the fourth quarter of 2006 is expected to exceed $65 million, in-line with prior guidance excluding revenue from the Precision Analog operations, which was discontinued in the fourth quarter.

On this same basis, Presstek’s consolidated revenue was $61.4 million in the third quarter of 2006 and $65.8 million in the fourth quarter of 2005.

The company is also reaffirming prior expectations of positive operating profit in the quarter, excluding charges from discontinued operations, and restructuring activities and special charges.

Presstek’s President and Chief Executive Officer Edward J. Marino said, “We had a solid fourth quarter with equipment revenue expected to be up more than 20% from the third quarter, and we saw particular strength in direct imaging equipment and consumables.” Marino continued, “At about 70 units, we sold a record number of DI presses in the fourth quarter, including strong acceptance of our new 52DI.”

Presstek plans to report financial results for its fourth quarter on February 14, 2007, after market-close. Additional details will be discussed in the company’s fourth quarter earnings conference call on February 15, 2007 at 8:30 a.m. Eastern Time. To participate in the conference call, please dial (888) 396-2356, or for international callers, (617) 847-8709 and reference call ID 68859549. A live webcast of the call will be available on the Investor Relations pages of Presstek’s web site at www.presstek.com.

A replay of this conference call will be available from 10:30 a.m. EST on Thursday, February 15, 2007 through midnight EST on Thursday, February 22, 2007 at 888-286-8010 (domestic) or 617-801-6888 (international). The replay pass code is 93458583. An archived web cast of this conference call will be available on the Investor Relations pages of Presstek’s web site at www.presstek.com.

About Presstek

Presstek, Inc. is a leading manufacturer and marketer of high tech digital imaging solutions to the graphic arts and laser imaging markets. Presstek's patented DI(R), CTP and plate products provide a streamlined workflow in a chemistry-free environment, thereby reducing printing cycle time and lowering production costs. Presstek solutions are designed to make it easier for printers to cost effectively meet increasing customer demand for high-quality, shorter print runs and faster turnaround while providing improved profit margins.

Presstek subsidiary, Lasertel, Inc., manufactures semiconductor laser diodes for Presstek's and external customers' applications.

For more information visit www.presstek.com, or call 603-595-7000 or email: info@presstek.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this News Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations regarding future revenue growth and profitability; expectations regarding the sale of products in general; expectations regarding customer commitments and their ability to close transactions; expected results of product quality improvement efforts; expected expansion of served markets; expected benefits and market acceptance of new product introductions; and the ability of the company to achieve its stated objectives. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, market acceptance of and demand for the company's products and resulting revenue; further review and finalization of the Company’s results and subsequent audit review of transaction documentation; the ability of the company to meet its stated financial and operational objectives, the company's dependency on its strategic partners (both on manufacturing and distribution), and other risks detailed in the company's Annual Report on Form 10-K and the company's other reports on file with the Securities and Exchange Commission. The words "looking forward," "looking ahead," "believe(s)," "should," "may," "expect(s)," "anticipate(s)," "project(s)," "likely," "opportunity," and similar expressions, among others, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The company undertakes no obligation to update any forward-looking statements contained in this news release.

CONTACT:
Presstek Investor Relations
(603) 594-8585 x3559
investorrelation@presstek.com